FIRSTHAND FUNDS

                               SEMI-ANNUAL REPORT


                                  June 30, 2002
                                   (unaudited)

                         FIRSTHAND TECHNOLOGY VALUE FUND
                              ADVISOR CLASS SHARES

FIRSTHAND TECHNOLOGY VALUE FUND
ADVISOR CLASS SHARES

Performance and Portfolio Discussion

For the six months ending June 30, 2002, Firsthand Technology Value Fund (TVFQX) posted a 42.73% loss, versus a 24.84% decline for the Nasdaq Composite Index and a 32.67% loss for the Lipper Science and Technology Fund Index.

In the first half of 2002, we positioned the Fund to benefit from the economic recovery that was underway, but positive economic data has yet to inspire much confidence among technology investors. Our emphasis on defense-related technology firms has helped the Fund so far this year. The Fund's top holding, Raytheon (RTN), benefited from an increase in demand for smart weapons, such as air-to-air and air-to-ground tactical missiles and surveillance equipment. Similarly, ITT Industries (ITT) saw its stock rise thanks to its strength in defense electronics and services. While most of the government's defense budget will likely go to the large traditional military contractors, we believe some of it will find its way to the smaller specialized tech companies. One such company is Herley Industries (HRLY). Herley is utilizing its microwave technology to develop and manufacture communication systems for the defense and aerospace industries.

Additionally, some software stocks including Adobe Systems (ADBE) and Websense
(WBSN) held up better than their peers. These companies were able to successfully manage their way through a tough spending environment by offering their customers a relatively low-cost, easy-to-implement product.

Among the biggest disappointments during the first half of the year was PeopleSoft (PSFT). After a moderate increase in 2001, corporate spending on enterprise software tightened in the first quarter, damaging the near-term outlook for the company. PeopleSoft's earnings shortfall in Q1 signaled trouble for the entire software industry, as customers grew cautious with expenditures and began postponing orders indefinitely. Another company that felt the effects of a spending slowdown was Wind River Systems (WIND). The company stumbled as a result of its dependence on the ailing telecom sector for revenue. Our exposure to communication chipmakers has continued to weigh heavily on the Fund as holdings such as Applied Micro Circuits (AMCC), Vitesse Semiconductor (VTSS), TranSwitch (TXCC), and Skyworks Solutions (SWKS) have struggled with weakness in their end markets.

Our biotechnology exposure also hurt Fund performance as the sector experienced a rash of product failures and delays by the FDA. Our holdings in Abgenix
(ABGX), Invitrogen (IVGN), and Medarex (MEDX) were not spared the pain felt by the sector.

We have seen technology fundamentals begin to reflect the results of the improving economic data and we must stay aggressively positioned for the Fund to participate fully in a technology recovery. While that may increase volatility in the near term, we believe it is ill-advised to bet against the economy at this time. While corporate IT spending remains sluggish, we are impressed by the resilience of the U.S. consumer and the sustained strength of government spending during the economic slowdown. The Fund will maintain an increased exposure to these two areas as appropriate.

PORTFOLIO OF INVESTMENTS
FIRSTHAND TECHNOLOGY VALUE FUND
June 30, 2002 (unaudited)

                                             NON-INCOME
                                              PRODUCING      %         SHARES         VALUE
                                             --------------------------------------------------
COMMON STOCK                                               97.9%                   $665,186,739
                                                                                   ------------
   (Cost $2,032,027,754)

   COMMUNICATIONS                                           0.7%                      5,008,432
                                                                                   ------------
     Intrado, Inc.                                *                     258,700       5,008,432

   COMMUNICATIONS EQUIPMENT                                12.6%                     85,450,620
                                                                                   ------------
     Anaren Microwave, Inc. (1)                   *                   1,530,800      13,226,112
     CIENA Corp.                                  *                     645,200       2,703,388
     DMC Stratex Networks, Inc. (1)               *                   4,832,036       9,712,392
     Global Locate, Inc. (2)                      *                   4,580,635       3,907,282
     Motorola, Inc.                                                   1,999,000      28,825,580
     Powerwave Technologies, Inc.                 *                     913,000       8,363,080
     Radia Communications, Inc. (2)               *                   4,836,274       4,836,274
     Spectrian Corp. (1)                          *                     737,400       7,646,838
     Tekelec, Inc.                                *                     775,800       6,229,674

   COMPUTERS                                                1.2%                      7,908,786
                                                                                   ------------
     Sun Microsystems, Inc.                       *                   1,578,600       7,908,786

   DEFENSE & AEROSPACE                                     11.6%                     78,718,179
                                                                                   ------------
     Herley Industries, Inc.                      *                     222,400       4,717,104
     ITT Industries, Inc.                                               150,000      10,590,000
     Raytheon Co.                                                     1,556,100      63,411,075

   ELECTRONIC DESIGN AUTOMATION                             7.6%                     51,373,687
                                                                                   ------------
     Synopsys, Inc.                               *                     937,305      51,373,687

   HEALTH CARE                                              6.2%                     41,947,635
                                                                                   ------------
     Abgenix, Inc.                                *                     705,900       6,917,820
     Amgen, Inc.                                  *                     257,800      10,796,664
     BioMarin Pharmaceutical, Inc.                *                     625,300       3,263,441
     Invitrogen Corp.                             *                     400,000      12,804,000
     Medarex, Inc.                                *                   1,100,500       8,165,710

   NETWORKING                                               7.7%                     52,588,132
                                                                                   ------------
     Caspian Networks, Inc. (2)                   *                   3,378,104       3,378,104
     Cisco Systems, Inc.                          *                   2,207,200      30,790,440
     Enterasys Networks, Inc.                     *                   4,160,600       7,405,868
     McDATA Corp. - B                             *                     486,700       4,331,630
     Riverstone Networks, Inc.                    *                   2,134,853       6,682,090

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
FIRSTHAND TECHNOLOGY VALUE FUND
June 30, 2002 (unaudited)

(CONTINUED)

                                             NON-INCOME
                                              PRODUCING      %         SHARES         VALUE
                                             --------------------------------------------------
   OTHER ELECTRONICS                                        1.7%                   $ 11,821,800
                                                                                   ------------
     Three-Five Systems, Inc.                     *                   1,037,000      11,821,800

   PERIPHERALS                                              0.3%                      2,376,000
                                                                                   ------------
     Read-Rite Corp.                              *                   4,950,000       2,376,000

   PHOTONICS                                                2.6%                     17,680,052
                                                                                   ------------
     Celox Networks, Inc. (2)                     *                  13,812,153       2,500,000
     Corning, Inc.                                *                   3,050,000      10,827,500
     Stratos Lightwave, Inc.                      *                   2,720,345       4,352,552

   SEMICONDUCTORS                                          24.4%                    166,003,034
                                                                                   ------------
     Aeroflex, Inc.                               *                   1,176,700       8,178,065
     ANADIGICS, Inc. (1)                          *                   2,156,600      17,770,384
     Applied Micro Circuits Corp.                 *                   2,899,900      13,716,527
     ARM Holdings Plc - ADR                       *                     600,000       3,912,000
     Celeritek, Inc.                              *                     522,200       3,446,520
     Digi International, Inc.                     *                     131,990         435,699
     ESS Technology, Inc.                         *                     376,800       6,609,072
     Genesis Microchip, Inc.                      *                      97,500         813,150
     GlobespanVirata, Inc.                        *                   1,346,300       5,210,181
     Microtune, Inc.                              *                     887,300       7,905,843
     PMC-Sierra, Inc.                             *                   1,246,100      11,551,347
     Silicon Genesis Corp. - D (2)                *                   2,117,522       7,999,998
     Skyworks Solutions, Inc.                     *                   1,064,300       5,906,865
     STMicroelectronics N.V. - ADR                                      812,800      19,775,424
     TranSwitch Corp.                             *                   3,693,000       2,363,520
     TriQuint Semiconductor, Inc.                 *                   2,332,400      14,950,684
     Vitesse Semiconductor Corp.                  *                   1,600,000       4,976,000
     Zoran Corp.                                  *                   1,330,500      30,481,755

   SERVICES                                                 1.7%                     11,276,659
                                                                                   ------------
     Genuity, Inc. - A                            *                     422,805       1,606,659
     SunGard Data Systems, Inc.                   *                     340,000       9,003,200
     TeleCommunication Systems, Inc. - A          *                     333,400         666,800

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS
FIRSTHAND TECHNOLOGY VALUE FUND
June 30, 2002 (unaudited)

(CONTINUED)

                                                                      SHARES/
                                             NON-INCOME              PRINCIPAL
                                              PRODUCING      %         AMOUNT         VALUE
                                             --------------------------------------------------
   SOFTWARE                                                19.6%                   $133,033,723
                                                                                   ------------
     Adobe Systems, Inc.                                                554,100      15,791,850
     Comverse Technology, Inc.                    *                     300,000       2,778,000
     Concord Communications, Inc. (1)             *                   1,189,300      19,599,664
     i2 Technologies, Inc.                        *                     148,000         219,040
     Legato Systems, Inc.                         *                   4,981,000      17,931,600
     Network Associates, Inc.                     *                     470,000       9,056,900
     PeopleSoft, Inc.                             *                   1,804,100      26,845,008
     VERITAS Software Corp.                       *                     370,504       7,332,274
     Websense, Inc.                               *                     707,300      18,085,661
     Wind River Systems, Inc.                     *                   3,072,600      15,393,726

WARRANTS                                                    0.0%                            794
                                                                                   ------------
   (Cost $0)

   SEMICONDUCTORS                                           0.0%                            794
                                                                                   ------------
     Silicon Genesis Corp. - D (2)                *                      79,407             794

CASH EQUIVALENTS                                            0.4%                      2,995,608
                                                                                   ------------
   (Cost $2,995,608)
     United States Treasury Bill 1.700%
       08/01/2002                                                     3,000,000       2,995,608

TOTAL INVESTMENT SECURITIES                                98.3%                    668,183,141
   (Cost $2,035,023,362)

OTHER ASSETS IN EXCESS OF LIABILITIES                       1.7%                     11,456,865
                                                                                   ------------
NET ASSETS                                                100.0%                   $679,640,006
                                                                                   ============

(1) Affiliated issuer.
(2) Restricted security.
ADR American Depositary Receipts.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)

                                                                   FIRSTHAND
                                                                  TECHNOLOGY
                                                                     VALUE
                                                                      FUND
                                                                ---------------
ASSETS
Investment securities:
  At acquisition cost                                           $ 2,035,023,362
                                                                ===============
  At market value (Note 2)                                      $   668,183,141
Receivable for capital shares sold                                      942,300
Receivable for securities sold                                       16,058,062
Receivables from dividends and interest                                 163,041
Deferred trustee compensation (Note 6)                                   18,926
                                                                ---------------
  TOTAL ASSETS                                                      685,365,470
                                                                ---------------
LIABILITIES
Payable for capital shares redeemed                                   1,381,935
Payable for securities purchased                                      3,000,000
Payable to affiliates (Note 4)                                        1,181,371

Payable for trustee compensation                                         18,926

Payable to custodian                                                    143,232
                                                                ---------------
  TOTAL LIABILITIES                                                   5,725,464
                                                                ---------------
NET ASSETS                                                      $   679,640,006
                                                                ===============
Net assets consist of:
  Paid-in-capital                                               $ 3,652,728,953
  Accumulated net investment loss                                    (8,997,007)
  Accumulated net realized losses
    from security transactions                                   (1,597,251,719)
  Net unrealized depreciation
    on investments                                               (1,366,840,221)
                                                                ---------------
NET ASSETS                                                      $   679,640,006
                                                                ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)

(CONTINUED)

                                                                   FIRSTHAND
                                                                  TECHNOLOGY
                                                                     VALUE
                                                                      FUND
                                                                ---------------
ADVISOR CLASS:

Net assets                                                      $        10,096
                                                                ===============
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                      449.523
                                                                ===============
Net asset value, redemption price
  and offering price per share (Note 2)                         $         22.46
                                                                ===============
INVESTOR CLASS:
Net assets                                                      $   679,629,910
                                                                ===============
Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                    30,310,409
                                                                ===============
Net asset value, redemption price
  and offering price per share (Note 2)                         $         22.42
                                                                ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2002 (unaudited)

                                                                   FIRSTHAND
                                                                  TECHNOLOGY
                                                                     VALUE
                                                                      FUND
                                                                ---------------

INVESTMENT INCOME
  Interest                                                      $       140,503
  Dividends *                                                           908,698
  Other income (A)                                                      122,766
                                                                ---------------
    TOTAL INVESTMENT INCOME                                           1,171,967
                                                                ---------------
EXPENSES
  Investment advisory fees (Note 4)                                   8,135,046
  Administrative fees (Note 4)                                        2,033,927
  Distribution fees-Advisor Class (Note 4)                                    1
                                                                ---------------
    TOTAL EXPENSES                                                   10,168,974
                                                                ---------------
NET INVESTMENT LOSS                                                  (8,997,007)
                                                                ---------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized losses from security
    transactions and foreign currency                              (453,104,541)
  Net change in unrealized
    depreciation on investments                                    (162,118,037)
                                                                ---------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                                            (615,222,578)
                                                                ---------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                               $  (624,219,585)
                                                                ===============

* Net of foreign tax withholding                                $            --
                                                                ===============

(A)  Other income includes compensation received for securities loaned.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2002 and December 31, 2001

                                                                FIRSTHAND TECHNOLOGY VALUE FUND
                                                             -------------------------------------
                                                                Six Months
                                                                  Ended                 Year
                                                                 6/30/02               Ended
                                                               (unaudited)            12/31/01
                                                             ---------------       ---------------
FROM OPERATIONS:
  Net investment loss
                                                             $    (8,997,007)      $   (22,921,321)
  Net realized losses from security transactions
    and foreign currency                                        (453,104,541)       (1,129,943,990)
  Net change in unrealized depreciation on investments          (162,118,037)         (252,434,978)
                                                             ---------------       ---------------
  Net decrease in net assets from operations                    (624,219,585)       (1,405,300,289)
                                                             ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              --                    --
  From net realized gains                                                 --           (13,701,143)
  In excess of net realized gains                                         --                    --
                                                             ---------------       ---------------
  Decrease in net assets from distributions
    to shareholders                                                       --           (13,701,143)
                                                             ---------------       ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                       59,340,775(B)        674,483,205
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                      --            13,385,838
  Payments for shares redeemed (A)                              (205,349,799(B)       (849,768,278)
                                                             ---------------       ---------------
  Net decrease in net assets from capital
    share transactions                                          (146,009,024)         (161,899,235)
                                                             ---------------       ---------------
TOTAL DECREASE IN NET ASSETS                                    (770,228,609)       (1,580,900,667)

NET ASSETS:
  Beginning of period                                          1,449,868,615         3,030,769,282
                                                             ---------------       ---------------
  End of period                                              $   679,640,006       $ 1,449,868,615
                                                             ===============       ===============
UNDISTRIBUTED NET INVESTMENT INCOME:                         $    (8,997,007)      $            --
                                                             ===============       ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2002 and December 31, 2001

(CONTINUED)

                                                                FIRSTHAND TECHNOLOGY VALUE FUND
                                                             -------------------------------------
                                                                Six Months
                                                                  Ended                 Year
                                                                 6/30/02               Ended
                                                               (unaudited)            12/31/01
                                                             ---------------       ---------------
CAPITAL SHARE ACTIVITY:
  Shares sold                                                      1,746,240 (B)        11,804,972
  Shares issued in reinvestment of distributions
    to shareholders                                                       --               318,313
  Shares redeemed                                                 (6,584,710)(B)       (17,748,788)
                                                             ---------------       ---------------
  Net decrease in shares outstanding                              (4,838,470)           (5,625,503)
  Shares outstanding, beginning of period                         35,149,329            40,774,832
                                                             ---------------       ---------------
  Shares outstanding, end of period                               30,310,859            35,149,329
                                                             ===============       ===============

(A)  Net of redemption fees of $435,041 and $4,285,905, respectively.
(B)  See Note 5 of notes to financial statements.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FIRSTHAND TECHNOLOGY VALUE FUND
ADVISOR CLASS SHARES
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

                                                                  Period
                                                                   Ended
                                                                6/30/02(A)
                                                                (unaudited)
                                                                -----------
Net asset value at beginning of period                            $ 39.22
                                                                  -------
Income from investment operations:
  Net investment loss                                               (0.25) (B)
  Net realized and unrealized losses
    on investments                                                 (16.51)
                                                                  -------
Total from investment operations                                   (16.76)
                                                                  -------
Less distributions:
  Distributions from net investment income                             --
  Distributions from net realized gains                                --
  Distributions in excess of net realized gains                        --
                                                                  -------
Total distributions                                                    --
                                                                  -------
Paid-in capital from redemption fees (Note 2)                          --
                                                                  -------
Net asset value at end of period                                  $ 22.46
                                                                  =======
Total return                                                       (42.73%)(C)
                                                                  =======
Net assets at end of period (thousands)                           $  10.1
                                                                  =======
Ratio of expenses to average net assets                              2.13% (D)

Ratio of net investment loss to average net assets                  (2.23%)(D)

Portfolio turnover rate                                                23%

(A) Represents the period from the commencement of operations (February 1, 2002) through June 30, 2002.
(B)  Per share amount is based on average shares outstanding.
(C)  Not annualized.
(D)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (unaudited)


1. ORGANIZATION

The Firsthand Technology Value Fund (the "Fund") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The Fund offers two classes of shares: Advisor Class and Investor Class.

Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Firsthand Technology Value Fund Advisor Class commenced operations on February 1, 2002.

The Fund's investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high technology companies. The Fund's assets are invested in high technology companies that Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.) (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio of securities is valued as follows:

     1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

     2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

     3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share valuation -- The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share.

Repurchase agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to the Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time the Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and losses.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Loans of portfolio securities --The Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of its total assets.

At June 30, 2002, Firsthand Technology Value Fund had securities on loan to brokers valued at $48,793,614. For collateral, the Fund received cash or U.S. Government securities valued at $55,333,196.

Foreign securities -- The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

Distributions to shareholders -- The Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Service Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2002.

  Gross unrealized     Gross unrealized     Net unrealized      Federal income
    appreciation         depreciation        depreciation          tax cost
    ------------         ------------        ------------          --------

        $ --           $(1,416,535,816)     $(1,416,535,816)     $2,084,718,957

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2001, Firsthand Technology Value Fund had a capital loss carryforward for federal income tax purposes of $1,084,265,108, which expires on December 31, 2009. Firsthand Technology Value Fund realized net capital losses of $1,635,143 during the period from November 1, 2001 through December 31, 2001, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2002.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2002 aggregated $249,715,862 and $400,813,595, respectively.

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund's investment objective, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from the Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to the Fund (the "Administration Agreement").

Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of the Fund's operating expenses excluding independent trustees' compensation, brokerage and commission expenses, fees payable under "Rule 12b-1 plans," if any, and shareholder servicing plans, if any, litigation costs, and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from the Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Fund) pays to State Street the fees for the administrative services provided by State Street.

5. CAPITAL SHARES

Capital share transactions for Firsthand Technology Value Fund for the period ended June 30, 2002 are noted below:

                                                            Investor Class                      Advisor Class
                                                   -------------------------------     -------------------------------
                                                       Shares            Amount            Shares            Amount
                                                   -------------     -------------     -------------     -------------
Shares sold                                            1,744,062     $  59,287,516         2,178.060     $     53,259
Shares issued in reinvestment of distributions
  to shareholders                                             --                --                --               --
Shares redeemed                                       (6,582,982)     (205,306,923)       (1,728.537)         (42,876)
                                                   -------------     -------------     -------------     -------------
Net increase/(decrease) from capital share
  transactions                                        (4,838,920)    $(146,019,407)          449.523     $      10,383
                                                   =============     =============     =============     =============

6. DEFERRED TRUSTEES COMPENSATION AGREEMENT

During the fiscal year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred trustees compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), the Fund will expense its pro rata share of those fees.

7. INVESTMENTS IN AFFILIATES AND RESTRICTED SECURITIES

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's investments in affiliates for the period ended June 30, 2002, is noted below:

                                                     SHARE ACTIVITY
                                    -------------------------------------------------                       MARKET
                                      BALANCE                                 BALANCE      REALIZED          VALUE      ACQUISITION
AFFILIATE                            12/31/01     PURCHASES      SALES        6/30/02        LOSS           6/30/02         COST
---------                           ----------    ---------    ---------     ---------   ------------    ------------   -----------
FIRSTHAND TECHNOLOGY VALUE FUND
ANADIGICS, Inc.                      1,761,700     394,900            --     2,156,600   $         --    $ 17,770,384   $ 35,657,209
Anaren Microwave, Inc.                 931,700     599,100            --     1,530,800             --      13,226,112     25,502,491
Concord Communications, Inc.         1,189,300          --            --     1,189,300             --      19,599,664     47,259,501
DMC Stratex Networks, Inc.           6,109,336          --     1,277,300     4,832,036    (34,170,403)      9,712,392     69,033,202
Globix Corp.                         2,257,700          --     2,257,700            --    (44,191,954)             --             --
Legato Systems, Inc.                 4,981,000          --            --     4,981,000             --      17,931,600    169,629,863
NETsilicon, Inc.*                      603,800          --       603,800            --             --              --             --
P-Com, Inc.                          8,651,500          --     8,651,500            --    (71,815,771)             --             --
Pervasive Software, Inc.             1,749,000          --     1,749,000            --     (1,769,600)             --             --
Spectrian Corp.                             --     737,400            --       737,400             --       7,646,838     10,097,571

* NETsilicon, Inc. was acquired by Digi International, Inc. on February 14, 2002. For every share of NETsilicon, Inc., the Fund received 0.65 shares of Digi International, Inc. The Fund currently owns less than 5% of the oustanding voting shares of Digi International, Inc., as of June 30, 2002.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. As of June 30, 2002, the Fund was invested in the following restricted securities:

                                                                                                                            % NET
FUND                                    SECURITY               ACQUISITION DATE     SHARES        COST          VALUE      ASSETS
----                                    --------               ----------------    --------    -----------   -----------   ------
FIRSTHAND TECHNOLOGY VALUE FUND   Caspian Networks, Inc.
                                    Series AAA P/S            February 21, 2002    3,378,104   $ 3,378,104   $ 3,378,104    0.50%
                                  Celox Networks, Inc.
                                    Series C P/S                 April 17, 2001   13,812,153    14,999,998     2,500,000    0.37%
                                  Global Locate, Inc.
                                    Series A P/S                October 5, 2001    4,411,403     3,762,927     3,762,927    0.55%
                                  Global Locate, Inc.
                                    Series A P/S                 March 28, 2002      169,232       144,355       144,355    0.02%
                                  Radia Communications, Inc.
                                    Series B P/S               January 28, 2002    4,836,274     4,836,274     4,836,274    0.71%
                                  Silicon Genesis Corp.
                                    Series D P/S                 April 30, 2002    2,117,522     7,999,998     7,999,998    1.18%
                                  Silicon Genesis Corp.
                                    Series D P/S (warrants)      April 30, 2002       79,407            --           794    0.00%

P/S Preferred Stock

8. RISKS

Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser's control. The Fund is designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. RULE 12b-1 PLAN

The Trust has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") with respect to the Advisor Class shares of the Fund that was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, in consideration of the services to be provided and the expenses to be incurred by the Trust's distributor (the "Distributor") for any activities or expenses primarily intended to result in the sale of the Advisor Class shares of the Fund, the Fund shall pay to the Distributor a fee at the aggregate rate of 0.25% per year of the average daily net assets of the Advisor Class shares of the Fund.

THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF ADVISOR CLASS SHARES OF FIRSTHAND TECHNOLOGY VALUE FUND. THIS REPORT IS NOT INTENDED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND, UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. FOR MORE INFORMATION REGARDING ANY FIRSTHAND FUNDS, INCLUDING CHARGES AND EXPENSES, VISIT OUR WEBSITE AT WWW.FIRSTHANDFUNDS.COM OR CALL 1.888.884.2675 FOR A FREE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FIRSTHAND FUNDS ARE DISTRIBUTED BY ALPS DISTRIBUTORS, INC.